UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On December 11, 2025, Lindsay Androski, Chairperson, Chief Executive Officer and President of Arbutus Biopharma Corporation (the “Company”) will give a presentation regarding the Company’s ongoing lawsuits against Moderna Therapeutics, Inc., Pfizer Inc. and BioNTech SE, for their use of the Company’s patented lipid nanoparticle technology in their COVID-19 vaccines (“LNP Litigation”), as part of Roivant Sciences Ltd.’s 2025 Investor Day. The LNP Litigation slides that Ms. Androski will present are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The LNP Litigation slides contain forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward-looking information within the meaning of Canadian securities laws (collectively, forward-looking statements). Forward-looking statements in the LNP Litigation slides include statements about the Company’s plans with respect to the ongoing patent litigation matters, and the expected timing thereof. With respect to the forward-looking statements contained in the LNP Litigation slides, the Company has made numerous assumptions regarding the LNP Litigation. While the Company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained therein. Known risk factors include, among others: uncertainties associated with litigation generally and patent litigation specifically; economic and market conditions may worsen; market shifts may require a change in strategic focus; and risks related to the sufficiency of the Company’s cash resources for its foreseeable and unforeseeable operating expenses and capital expenditures.

A more complete discussion of the risks and uncertainties facing the Company appears in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s continuous and periodic disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements in the LNP Litigation slides are qualified in their entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained in the LNP Litigation slides to reflect future results, events or developments, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation by Lindsay Androski on December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: December 11, 2025	By:	/s/ Tuan Nguyen
	Name:	Tuan Nguyen
	Title:	Chief Financial Officer